UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  May 9, 2023
MID PENN BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	1-13677	25-1666413
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2407 Park Drive Harrisburg, Pennsylvania	1.866.642.7736	17110
(Address of Principal Executive Offices)	(Registrant’s telephone number, including area code)	(Zip Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	MPB	The NASDAQ Stock Market LLC
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b) )

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4( c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

MID PENN BANCORP, INC.
FORM 8-K

ITEM 5.07    Submission of Matters to a Vote of Security Holders

On May 9, 2023, Mid Penn Bancorp, Inc. (the “Corporation”) held its Annual Meeting of Shareholders (the “Annual Meeting”), for which the Board of Directors solicited proxies. Of the 15,886,143 shares of Corporation common stock outstanding as of the record date for the Annual Meeting, 12,583,611 shares were present at the meeting in person or by proxy.

At the Annual Meeting, the shareholders of the Corporation voted on the proposals described in the Proxy Statement dated March 24, 2023. The following is a summary of the proposals voted upon at the Annual Meeting and the votes cast on each proposal.

Proposal 1: The Corporation’s shareholders elected three individuals to serve as Class A members of the Board of Directors to serve for a three-year term and until their successors are elected and qualified, as set forth below:

Name	Votes For	Votes Withheld	Broker Non-Votes
Robert C. Grubic	10,610,766	657,107	1,315,738
Brian A. Hudson, Sr.	10,166,584	1,101,290	1,315,738
John E. Noone	10,755,208	512,665	1,315,738

Proposal 2: The Corporation’s shareholders ratified a non-binding proposal to approve the executive compensation, as described in the Compensation Discussion and Analysis and accompanying tabular and narrative disclosure contained in the Corporation’s Proxy Statement, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,592,376	533,884	141,613	1,315,738

Proposal 3: The Corporation’s shareholders approved the Mid Penn Bancorp, Inc. 2023 Stock Incentive Plan, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,639,164	547,152	81,557	1,315,738

Proposal 4: The Corporation’s shareholders approved the Mid Penn Bancorp, Inc. 2023 Employee Stock Purchase Plan, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,814,204	376,028	77,641	1,315,738

Proposal 5: The Corporation’s shareholders ratified the appointment of RSM US LLP, of Philadelphia, Pennsylvania, as the Corporation’s independent registered public accounting firm for the year ending December 31, 2023, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
12,423,596	29,178	130,838	—

ITEM 9.01    Financial Statements and Exhibits

(d) Exhibits:

104 Cover Page Interactive Date File (embedded within the XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MID PENN BANCORP, INC.

Date: May 9, 2023	By:	/s/ Rory G. Ritrievi
Rory G. Ritrievi
President and Chief Executive Officer